BANK NOTES PAYABLE	12 Months Ended
Dec. 31, 2015
Notes Payable to Bank [Abstract]
BANK NOTES PAYABLE

NOTE 8 – BANK NOTES PAYABLE

Short-term bank notes payable are lines of credit extended by banks that can be endorsed and assigned to vendors as payments for purchases. The notes payable are generally payable within six months. These short-term notes payable are guaranteed by the bank for their full face value. In addition, the banks usually require the Company to deposit a certain amount of cash (usually range from 30% to 100% of the face value of the notes) at the bank as a guarantee deposit, which is classified on the balance sheet as restricted cash.

The Company had the following bank notes payable as of December 31, 2015:

December 31, 2015
ICBC, due various dates from January 17, 2016 to June 23, 2016	$2,409,055
CITIC, due various dates from January 28, 2016 to June 29, 2016	430,728
Total	$2,839,783

The Company had the following bank notes payable as of December 31, 2014:

December 31, 2014
ICBC, due various dates from January 23, 2015 to April 15, 2015	$2,678,648
BOC, due various dates from January 25, 2015 to June 26, 2015	565,685
Total	$3,244,333

As of December 31, 2015 and 2014, $1,153,444 and $1,086,437 cash deposits were held by banks as a guarantee for the notes payable, respectively. In addition, as of December 31, 2015 and 2014, notes payable totaling $2,409,055 and $3,244,333 were secured by the personal properties of the Company’s principal shareholders and third party individuals, respectively.